                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 7, 2004
                                 DATE OF REPORT
                        (Date of earliest event reported)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

        DELAWARE                       1-8514                   95-3822631
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Long-Term Incentive Plan:

On December 7, 2004, the Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Company granted stock options to participants in the Company's 1989 Long-Term Incentive Plan, including the Company's Chief Executive Officer and its other four most highly compensated executive officers (the "Named Executive Officers") in the amounts set out below. Consistent with the Company's 1989 Long Term Incentive Plan, the options have an exercise price of $56.26, vest ratably over a four year period and expire ten years after the date of the grant.

Doug Rock.........................................................   43,000
Loren K. Carroll..................................................   18,000
Neal S. Sutton....................................................    8,000
Margaret K. Dorman................................................    8,000
Richard A. Werner.................................................    8,000

Base Salaries:

The Committee reviews and determines the salaries that are paid to the Company's executive officers, including the Named Executive Officers, as of January 1 of each year. As of January 1, 2005, the Committee set the following base salaries for the Named Executive Officers:

Doug Rock, Chairman and Chief Executive Officer ..............................................    $  1,000,000
Loren K. Carroll, Executive Vice President ...................................................    $    684,000
Neal S. Sutton, Senior Vice President-Administration, General Counsel and Secretary...........    $    423,000
Margaret K. Dorman, Senior Vice President, Chief Financial Officer and Treasurer..............    $    410,000
Richard A. Werner, President, Smith Services..................................................    $    373,000

Annual Incentive Plan:

The Named Executive Officers are eligible to receive an annual incentive bonus under the Company's annual incentive plan based upon the achievement of performance objectives established for the fiscal year. On December 7, 2004, the Committee reviewed and approved 2005 corporate performance goals for the annual incentive plan based on earnings per share and return on shareholders equity.

On February 1, 2005, the Committee approved the payment of an annual incentive bonus for 2004 to participants in the annual incentive plan, including the Named Executive Officers, in accordance with the Company's annual incentive plan, and based on the achievement of targets established for 2004.

Doug Rock.........................................................   $  1,647,750
Loren K. Carroll..................................................   $    872,040
Neal S. Sutton....................................................   $    404,586
Margaret K. Dorman................................................   $    392,418
Richard A. Werner.................................................   $    422,400

ITEM  9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibit

            10.2 Smith International, Inc. Nonqualified Stock Option Agreement as amended to date.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SMITH INTERNATIONAL, INC.

Date: March 14, 2005             /s/ NEAL S. SUTTON
                                 ---------------------------------------

                                 By: Neal S. Sutton
                                 Senior Vice President - Administration,
                                 General Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
----------        -----------
10.2              Smith International, Inc. Nonqualified Stock Option Agreement as amended to date.